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Oppenheimer Capital Income Fund


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6803 South Tucson Way, Englewood, Colorado 80112

1-800-525-7048


Statement of Additional Information dated December 22, 1998,
Revised May 1, 1999


      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated December 22, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents

                                                                            Page

About the Fund

Additional Information About the Fund's Investment Policies and Risks.. 2
    The Fund's Investment Policies..................................... 2
    Other Investment Techniques and Strategies......................... 8
    Investment Restrictions............................................ 23

How the Fund is Managed ............................................... 25
    Organization and History........................................... 25
    Trustees and Officers.............................................. 27
    The Manager........................................................ 31


Brokerage Policies of the Fund......................................... 33
Distribution and Service Plans......................................... 35
Performance of the Fund................................................ 38


About Your Account


How To Buy Shares...................................................... 42
How To Sell Shares..................................................... 51
How To Exchange Shares................................................. 55
Dividends, Capital Gains and Taxes..................................... 57
Additional Information About the Fund.................................. 59


Financial Information About the Fund

Independent Auditors' Report........................................... 60
Financial Statements................................................... 61

Appendix A: Ratings Definitions........................................ A-1
Appendix B: Corporate Industry Classifications......................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.............. C-1

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A B O U T  T H E  F U N D


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Additional Information About the Fund's Investment Policies and Risks

      The investment objectives, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manger may use in selecting portfolio securities will vary over time. The Fund is not required to use any of the investment techniques and strategies described below at all times in seeking its goals. It may use some of the special investment techniques and strategies at some times or not at all.

      n Investments in Equity Securities. In selecting equity investments for the Fund's portfolio, the portfolio manager currently uses a value investing style. In using a value approach, the manager looks for stock and other securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and may not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures used to identify these securities include, among others:

      o Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or lower than the market as a whole or that of similar companies may offer attractive investment opportunities.

      o Price/book value ratio, which is the stock price divided by the book value of the company per share. It measures the company's stock price in relation to its asset value.

      o Dividend Yield, which is measured by dividing the annual dividend by the stock price per share.

      o Valuation of Assets which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

      While the Fund currently focuses on securities of issuers having large capitalizations, it does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may focus its equity investments in securities of one or more capitalization ranges, based upon the Manager's judgment of where the best market opportunities are to seek the Fund's objective.

      At times, the market may favor or disfavor securities of issuers of a particular capitalization range, and securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

            o Rights and Warrants. Warrants are options to purchase stock at set prices. They are generally valid for a limited period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants and generally have a short duration. They are distributed directly by the issuer to its shareholders.

            As a fundamental policy, the Fund may invest not more than 5% of its total assets in warrants or rights, and not more than 2% of its total assets may be invested in warrants and rights that are not listed on The New York Stock Exchange or The American Stock Exchange. That limitation does not apply to warrants and rights the Fund acquires attached to other securities or as part of investments in units of securities that are issued with other securities. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

            o Preferred Stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

            The Fund can invest in preferred stock of an issuer that has omitted the dividend or may be in danger of doing so. Those investments would be made primarily for the appreciation potential of the stock. Some preferred stock may be convertible into common stock or exchangeable for a set number of common shares. The prices of that type of preferred stock tend to be more volatile than the prices of nonconvertible preferred stock, which behaves more like a fixed-income security.

            o Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,

(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
            (considering the effect of conversion of the convertible securities), and

(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      n Investments in Bonds and Other Debt Securities. The Fund can invest in bonds, debentures and other debt securities to seek current income as part of its investment objective. However, under normal market conditions, normally not more than 35% of the Fund's total assets will be invested in debt securities. However, if stock market conditions are volatile, the Manager may shift more of the Fund's investments into debt securities as a defensive measure.

      The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., or at least "BBB" by Standard & Poor's Corporation or Duff & Phelps, Inc., ____ or that have ____ comparable ____ ratings ____ by ____ another nationally-recognized rating organization.

      In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

            |_| Interest Rate Risks. An increase in prevailing interest rates will tend to reduce the market value of already-issued fixed-income securities. A decline in interest rates will tend to increase their value. Debt securities having longer maturities are subject to potentially greater fluctuations in their prices from changes in prevailing interest rates than securities having shorter maturities.

            Fluctuations in the market value of a fixed-income security after the Fund buys it will not affect the amount of interest payable on the security, and therefore the cash income from the security is not affected by changes in interest rates. However, the effect of the change of interest rates on the value of the security could affect the Fund's net asset value per share.

      |X| U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

            |_| U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of from one to ten years), and Treasury bonds (maturities of more than ten years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and as Treasury Inflation-Protection Securities ("TIPS").

            |_| Treasury Inflation-Protection Securities. The Fund can buy these U.S. Treasury securities, called "TIPS," that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

            |_| Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ____ pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

            |_| Special Risks of Lower-Grade Securities. While it is not anticipated that the Fund normally will invest more than 35% of its total assets in debt securities, the Fund can invest in them to seek current income. Because lower rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower-grade securities if the Manager is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio)

      The Fund can invest up to 25% of its total assets in "lower grade" debt securities. "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are included in limitation on the percentage of the Fund's assets that can be invested in lower-grade securities. The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them. The Fund may invest no more than 10% of its total assets in lower-grade debt securities that are not convertible

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      However, the Fund's limitations on buying these investments may reduce the effect of those risks to the Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, S&P and Duff & Phelps are included in Appendix A to this Statement of Additional Information.

      n Zero Coupon Securities. The Fund may buy zero-coupon and delayed interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. The Fund can buy the following types of zero-coupon or stripped securities, among other: U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their prices are generally more volatile than the prices of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      n Real Estate Investment Trusts (REITs). The Fund may invest in real estate investment trusts, as well as real estate development companies and operating companies. It may also buy shares of companies engaged in other real estate businesses. REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT may focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

      n Foreign Securities. The Fund may purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

            G Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

o      reduction of income by foreign taxes;

o      fluctuation in value of foreign  investments  due to changes in currency
                  rates  or  currency   control   regulations   (for  example,
                  currency blockage);

o      transaction charges for currency exchange;
o      lack of public information about foreign issuers;

o      lack of uniform  accounting,  auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

o      less volume on foreign exchanges than on U.S. exchanges;
o      greater  volatility  and less  liquidity on foreign  markets than in the

                  U.S.;

o      less  governmental  regulation of foreign  issuers,  stock exchanges and brokers than in the U.S.;

o      greater difficulties in commencing lawsuits;
o      higher brokerage commission rates than in the U.S.;

o      increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;

o      possibilities   in  some   countries  of   expropriation,   confiscatory
                  taxation, political, financial or social instability or adverse diplomatic developments; and

o      unfavorable differences between the U.S. economy and foreign economies.

         In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

            [_] Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Union will have adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:


               o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

               o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.

               o exchange contracts and derivatives that are outstanding during the transition to the euro.

      The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

      |_| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year. The Fund does not expect to have a portfolio turnover rate of 100% or more. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

      n Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. As a fundamental policy, the Fund may invest not more than 5% of its net assets in securities of small, unseasoned issuers.

      n When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund.
During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

      The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books cash, U.S. government securities or other high-grade debt obligations at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.


      n Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions. It may also do so for defensive purposes when stock market conditions are unstable or when the Manager is unable to find other attractive investments.


      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      n Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of some of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The  Fund  may  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.


      n Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. It may do so to try to provide income or to raise cash for liquidity purposes. These loans are limited to not more than 10% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to lend securities in the coming year, but if it does, the value of the loaned securities is not expected to exceed 5% of the value of the Fund's total assets.


      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      n Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund may use are the hedging instruments described below in this Statement of Additional Information.

         |_| Structured Notes. The Fund can invest in a variety of derivative investments that are ____ specially-designed. ____ They include "index-linked" notes and "commodity-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. The principal and/or interest payments on these types of notes depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures (such as crude oil, gasoline and natural gas).

      The Fund can also buy currency-indexed securities, another derivative investment. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fund can buy include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.


      n Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:


         |_|      sell futures contracts,

         |_|      buy puts on such futures or on securities, or
         |_|      write  covered  calls  on  securities  or  futures.  Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

         o  buy futures, or

         o  buy calls on such futures or on securities.

      The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund. The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.


            o Futures. The Fund can buy and sell futures contracts that relate to (1) debt securities (these are referred to as "interest rate futures"), (2) broadly-based stock indices (these are referred to as "stock index futures") or other indices (referred to as "financial futures"), (3) foreign currencies (these are referred to as "forward contracts"), or (4) commodities (these are referred to as "commodity futures").


                  o Stock Index Futures, Financial Futures and Interest Rate Futures. A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

      No payment is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

                  o Commodity Futures. The Fund can invest a portion of its assets in commodity futures contracts. They may be based upon commodities in five main commodity groups: energy, livestock, agriculture, industrial metals and precious metals, on individual commodities within these groups, or on other commodities. For hedging purposes, the Fund may buy and sell commodity futures contracts, options on commodity futures contracts, and options and futures on commodity indices.

      Under a commodity futures contract, the buyer agrees to take delivery of a specified amount of a commodity at a future date at a price agreed upon when the contract is made. In the United States, commodity contracts are traded on futures exchanges. The exchanges offer a central marketplace for transactions, a clearing corporation to process trades, standardization of contract sizes and expiration dates, and the liquidity of a secondary market. futures markets also regulate the terms and conditions of delivery and the maximum permissible price movement of a contract during a trading session. The exchanges have rules on position limits. Those rules limit the amount of futures contracts that any one party may hold in a particular commodity at one time. Those rules are designed to prevent any one party from controlling a significant portion of the market.

      Despite the daily price limits imposed by the futures exchanges, historically the short-term price volatility of commodity futures contracts has been greater than that for stocks and bonds. To the extent that the Fund invests in these futures contracts, its share price may be subject to greater volatility.

            o Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

                  o Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

                  o Writing Put Options. The Fund may sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by segregated liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

                  o Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

            o Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its Custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's Custodian bank.

            o Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could have to pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market may decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.


            o Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.


      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it might enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund might enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

            o Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

            o Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.


            o Tax  Aspects  of  Certain  Hedging  Instruments.  Certain  foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.


      Certain forward contracts the Fund enters into may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      n Temporary Defensive Investments. The Fund's temporary defensive investments can include debt securities such as: (i) U.S. Treasury bills or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) commercial paper rated A-3 or higher by Standard & Poor's or P-3 or higher by Moody's; (iii) certificates of deposit or bankers' acceptances or other obligations of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements.

Investment Restrictions

      n What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

      o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or o more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      n Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

      o The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

      o The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments that are permitted by any of its other investment policies. The Fund may also buy and sell options, futures and other instruments backed by physical commodities or the investment return from which is linked to changes in the price of physical commodities.

      o The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry.

      o The Fund cannot borrow money, except for temporary emergency purposes or under other unusual circumstances.

      o The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

      o The Fund cannot engage in short sales or purchase securities on margin. However, the Fund can make margin deposits in connection with its investments.

      o The Fund cannot invest in companies for the purpose of acquiring control or management of those companies.

      o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      o The Fund cannot invest in or hold securities of any issuer if officers and Trustees or directors of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      o The Fund cannot buy securities from, or sell securities to, any officer or Trustee of the Fund, or any officer or director of the Manager, or any firms of which any of them are members (although such persons may act as brokers for the Fund). This restriction does not apply to purchases and sales of the Fund's shares.

o _____ The Fund cannot cease to maintain its business as an investment company, as defined in the Investment Company Act.

o _____ The Fund cannot accept the purchase price for any of its shares without immediately thereafter issuing an appropriate number of shares.

o _____ The Fund cannot pledge, mortgage or hypothecate its assets. Collateral, escrow and margin arrangements in connection with any of its investments are permitted.

o _____ The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established to cover the related obligations. Examples of those activities include reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      The Fund currently has an operating policy (which is not fundamental but will not be changed without the approval of shareholders) that prohibits the Fund from lending money, however, that policy does not prohibit the Fund from purchasing debt securities, entering into repurchase agreements or making loans of portfolio securities, subject to the restrictions stated under "Loans of Portfolio Securities."

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a corporation in 1967 but was reorganized as a Massachusetts business trust in July 1986.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      o Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |_| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |_| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contracts further state that the Tru stees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:


Oppenheimer Capital Income Fund       Oppenheimer Strategic Income Fund
Oppenheimer Cash Reserves             Oppenheimer Total Return Fund, Inc.
Oppenheimer Champion Income Fund      Oppenheimer Variable Account Funds
Oppenheimer High Yield Fund           Panorama Series Fund, Inc.
Oppenheimer International Bond Fund   Centennial America Fund, L. P.
Oppenheimer Integrity Funds           Centennial California Tax Exempt Trust
Oppenheimer  Limited-Term  Government Centennial Government Trust
Fund
Oppenheimer Main Street Funds, Inc.   Centennial Money Market Trust
Oppenheimer Municipal Fund            Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund           Centennial Tax Exempt Trust

      Ms. Macaskill and Messrs. Swain, Bishop, Wixted, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of December 1, 1998, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an
employee    benefit  plan for  employees  of the  Manager  other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue, are trustees of that plan.

1 Ms. Macaskill and Mr. Bowen are not Trustees or Directors of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc. or Oppenheimer Variable Account Funds. Mr. Fossel and Mr. Bowen are not Trustees of Centennial New York Tax Exempt Trust or Managing General Partners of Centennial America Fund, L.P.


Robert G. Avis,* Trustee; Age 67
One North  Jefferson Ave., St. Louis, Missouri 63103

Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E.
Asset  Management  and  A.G.  Edwards Trust    Company   (its    affiliated
investment    adviser    and    trust company, respectively).

William A. Baker, Trustee; Age 83
197   Desert   Lakes   Drive,    Palm Springs, California 92264
Management Consultant.

George C. Bowen,* Trustee; Age 62
6803  South  Tucson  Way,  Englewood, Colorado 80112


Formerly   (until   April  1999)  Mr. Bowen held the  following  positions:
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management ; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial Asset Management; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March
1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer; Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).


Charles Conrad, Jr., Trustee; Age 68
1501 Quail Street,  Newport Beach,  CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. prior to which he was associated with the National Aeronautics and Space Administration.

Jon S. Fossel, Trustee; Age 56
P.O. Box 44, Mead  Street,  Waccabuc, New York 10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Trustee; Age: 58
4975  Lakeshore   Drive,   Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc. and Shareholder Financial Services, Inc., Vice President and a director of Oppenheimer Acquisition Corp. and a director of the Manager.

Raymond J. Kalinowski,  Trustee;  Age 69
44   Portland   Drive,   St.   Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company).

C. Howard Kast, Trustee; Age 76
2552 East Alameda,  Denver,  Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age 77
7500  E.  Arapahoe  Road,  Englewood, Colorado 80112
President  of  The  Kirchner  Company
(management consultants).

Bridget A. Macaskill*,  President and
Trustee; Age: 50
Two World Trade  Center,  34th Floor,
New York, New York 10048 President (since June 1991), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President and a director (since June 1991) of HarbourView Asset Management Corp.; Chairman and a director (since August 1994) of Shareholder Services, Inc. and (since September 1995) Shareholder Financial Services, Inc.; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp.; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager, and Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Hillsdown Holdings plc (a U.K. food company).

Ned M. Steel, Trustee; Age 83
3416  South Race  Street,  Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

James  C.  Swain*,   Chairman,  Chief Executive Officer and Trustee; Age 65
6803  South  Tucson  Way,  Englewood, Colorado 80112
Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, and Chairman of the Board of Shareholder

Services, Inc.

John P.  Doney,  Vice  President  and Portfolio Manager; Age: 68.
Two World Trade  Center,  34th Floor, New York, New York 10048-0203

Vice President of the Manager (since June 1992). Prior to joining the Manager he was a Senior Vice President and Chief Investment Officer - Equities, of National Securities & Research Corporation (a mutual fund investment adviser) and Vice President of the National-affiliated investment companies.

Andrew  J.  Donohue,  Vice  President and Secretary; Age 48
Two World Trade  Center,  34th Floor, New York, New York 10048

Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since September 1995); President and a director of Centennial Asset Management Corp. (since September 1995); President and a director of Oppenheimer Real Asset
Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a Director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer; Age: 39.
6803  South  Tucson  Way,  Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (1995-1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (1991-1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (1987-1991).


Robert    J.    Bishop,     Assistant Treasurer; Age 40
6803  South  Tucson  Way,  Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Scott  Farrar,  Assistant  Treasurer; Age 33
6803  South  Tucson  Way,  Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary;  Age 50
Two World Trade Center, 34th Floor, New  York,  New York  10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary (since October 1997) of Oppenheimer Millennium Funds plc and OppenheimerFunds International Ltd.; an officer of other Oppenheimer funds.

     n Remuneration of Trustees. The officers of the Fund and three Trustees of the Fund (Ms. Macaskill and Messrs. Bowen and Swain) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended August 31, 1998. The compensation from all of the Denver-based Oppenheimer funds includes the compensation from the Fund and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1997.

--------------------------------------------------------------------------

                                                     Total Compensation

    Director's Name and     Aggregate Compensation from all Denver-Based
         Position                 from Fund          Oppenheimer Funds1


--------------------------------------------------------------------------
--------------------------------------------------------------------------
Robert G. Avis                      $7,231                $63,501
--------------------------------------------------------------------------
--------------------------------------------------------------------------
William A. Baker                    $8,546                $77,502
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Charles Conrad, Jr.3                $8,029                $72,000
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Jon. S. Fossel                      $7,201                $63,277
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Sam Freedman
Audit and Review Committee
Member2                             $7,624                $66,501
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Raymond J. Kalinowski
Audit and Review
Committee Member2                   $8,100                $71,561
--------------------------------------------------------------------------
--------------------------------------------------------------------------
C. Howard Kast
Audit and Review
Committee Chairman2                 $8,620                $76,503
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Robert M. Kirchner3                 $8,029                $72,000
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Ned M. Steel                        $7,231                $63,501
--------------------------------------------------------------------------
1. For the 1997 calendar year. Compensation is only from funds on whose Board a Director served, as described above.

2.  Committee positions effective July 1, 1997.

3. Prior to July 1, 1997, Messrs. Baker, Conrad and Kirchner were members of the Audit and Review Committee.

      n Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee or is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      n The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio manager with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to independent trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

-------------------------------------------------------------------------------
Fiscal Year ended 8/31:      Management Fees Paid to OppenheimerFunds, Inc.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     1996 (2 months)1                          $2,134,834
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1997                                $14,800,449
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           1998                                $19,364,160
-------------------------------------------------------------------------------
1. Fiscal period from 7/1/96 to 8/31/96. The management fees for the 12 month fiscal year ended 6/30/96 were $12,078,956.

      The investment advisory agreement contains an indemnity of the Manager. As long as it has acted with due care and in good faith, the Manager is not liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of any security. However the investment advisory agreement does not exculpate the Manager from willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement.

      The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------------------------------------------------
 Fiscal Year Ended 8/31:      Total Brokerage Commissions Paid by the Fund1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1996 (2 months) 2                            $168,229
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1997                                  $706,049
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1998                                 $829,8753
--------------------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.

2. For the fiscal period from 7/1/96 to 8/31/96. The total brokerage commissions paid by the Fund for the 12 month fiscal year ended 6/30/96 were $766,137.

3. In the fiscal year ended 8/31/98, the amount of transactions directed to brokers for research services was $487,036,339 and the amount of the commissions paid to broker-dealers for those services was $617,002.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund's parent corporation, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. They exclude payments under the Fund's Distribution and Service Plans but include advertising and the cost of printing and mailing prospectuses (other than prospectuses furnished to current shareholders).

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

-------------------------------------------------------------------------------
          Aggregate    Class A
          Front-End    Front-End     Commissions    Commissions  Commissions

Fiscal    Sales        Sales         on Class A     on Class B   on Class C

Year      Charges on   Charges       Shares         Shares       Shares

Ended     Class A      Retained by   Advanced by    Advanced by  Advanced by

8/31:     Shares       Distributor   Distributor1   Distributor1 Distributor1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  19962     $632,850     $218,008         N/A         $489,862      $15,300
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1997     $5,179,851   $1,573,826        N/A        $4,076,061    $367,675
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1998     $8,057,145   $2,429,799      $468,532     $8,780,583    $551,784
-------------------------------------------------------------------------------
1. Includes amounts paid to a dealer affiliated with the  Distributor's  parent.
2. Fiscal period from 7/1/96 to 8/31/96. For the 12 month fiscal year ended 6/30/96 the aggregate sales charges on Class A shares were $4,966,513 of which $1,546,454 was retained by the Distributor. For the same period, Class B contingent deferred sales charges in the amount of $360,582 and Class C contingent deferred sales charges in the amount of $1,547 were retained by the Distributor.

-------------------------------------------------------------------------------
           Class A Contingent    Class B Contingent
Fiscal     Deferred Sales        Deferred Sales        Class C Contingent
Year       Charges Retained by   Charges Retained by   Deferred Sales Charges
Ended 8/31 Distributor           Distributor           Retained by Distributor

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   1998             $0                 $631,183                $23,959
-------------------------------------------------------------------------------

      For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans," below.

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund makes payments to the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees,2 cast in person at a meeting called for the purpose of voting on that plan. Each plan has also been approved by the holders of a "majority" (as defined in the Investment Company Act) of the shares of the applicable class.

2 In accordance with Rule 12b-1 of the Investment
Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

      Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, the purpose for which the payments were made and the identity of each recipient of a payment. The reports on the Class B Plan and Class C Plan shall also include the Distributor's distribution costs for that quarter. Those reports are subject to the review and approval of the Independent Trustees.

      Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

    Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      o Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor.

      The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level for shares acquired on or after April 1, 1991, and 0.15% for shares acquired before that date. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares acquired on or after April 1, 1991, and held in the accounts of the recipients or their customers. The rate is 0.15% for shares acquired earlier and held in such accounts.

      For the fiscal year ended August 31, 1998 payments under the Class A Plan totaled $6,047,155, all of which was paid by the Distributor to recipients. That included $436,769 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      o Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans allow the Distributor to be compensated for its services and costs in distributing Class B and Class C shares and servicing accounts. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      The Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,

o ______ may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

o employs personnel to support distribution of Class B and Class C shares, and

o ______ bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      For the fiscal year ended August 31, 1998, payments under the Class B Plan totaled $5,744,260 (including $85,448 paid to an affiliate of the Distributor's parent). The Distributor retained $4,717,686 of the total amount. For the fiscal year ended August 31, 1998, payments under the Class C Plan totaled $769,244, (including $4,936 paid to an affiliate of the Distributor's parent). The Distributor retained $535,009 of the total amount.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. As of August 31, 1998, the Distributor had incurred unreimbursed expenses under the Class B plan in the amount of $15,529,526 (equal to 2.45% of the Fund's net assets represented by Class B shares on that date) and unreimbursed expenses under the Class C plan of $1,178,202 (equal to 1.24% of the Fund's net assets represented by Class C shares on that date). If either the Class B or the Class C Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

      All payments under the Class B and the Class C Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

      |_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.

      |_|   An  investment in the Fund is not insured by the FDIC or any other government agency.

      |_|   The  principal  value of the Fund's  shares and total  returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's  shares are redeemed,  they may be worth more or less than their original cost.

      Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n

            (ERV)

            (---)   -1 = Average Annual Total Return

            ( P )

      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P

            ------- = Total Return

               P

      |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 8/31/98

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Cumulative Total
Class of  Returns (10
Shares    years or Life of

          Class)                        Average Annual Total Returns

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   5-Year           10-Year
                                                     (or              (or

                                 1-Year        life-of-class)    life-of-class)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
          Charge   Charge   Charge   Charge   Charge   Charge   Charge  Charge

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A   210.89%  229.85%  0.06%    6.17%    12.15%   13.49%   12.01%1 12.68%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B   51.92%   82.92%   0.45%    5.32%    12.30%2  12.55%2  12.61%2 12.75%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C   53.27%   53.27%   4.33%    5.30%    16.27%3  16.27%3  N/A     N/A
--------------------------------------------------------------------------------
1. Inception of Class A:      12/1/70
2. Inception of Class B:      8/17/93
3. Inception of Class C:      11/1/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. Lipper currently ranks the Fund's performance against all other income funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among domestic stock funds.

      Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%
respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class).

Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

------------------------------------------------------------------------------

A B O U T  Y O U R  A C C O U N T


------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions. Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      n Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:

         o Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and o current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      n The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:


Oppenheimer Bond Fund                   Oppenheimer Large Cap Growth Fund
Oppenheimer California Municipal Fund   Oppenheimer Limited-Term Government Fund
Oppenheimer Capital Appreciation Fund   Oppenheimer   Main   Street   California


                                        Municipal Fund


Oppenheimer Capital Income Fund         Oppenheimer  Main Street Growth & Income

                                      Fund

Oppenheimer Champion Income Fund ________ Oppenheimer MidCap Fund Oppenheimer Convertible Securities Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund _____ Oppenheimer Municipal Bond Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Value Fund ______ Oppenheimer New Jersey Municipal Fund Oppenheimer Discovery Fund ______________ Oppenheimer Pennsylvania Municipal Fund Oppenheimer Enterprise Fund _____________ Oppenheimer Quest Balanced Value Fund Oppenheimer Europe Fund _________________ Oppenheimer Quest Capital Value Fund,

                                      Inc.


Oppenheimer Florida Municipal Fund      Oppenheimer  Quest  Global  Value  Fund,

                                      Inc.

Oppenheimer Global Fund                 Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Gold & Special Minerals Oppenheimer Quest Value Fund, Inc.
Fund
Oppenheimer Growth Fund                 Oppenheimer Real Asset Fund
Oppenheimer High Yield Fund             Oppenheimer Strategic Income Fund
Oppenheimer Insured Municipal Fund      Oppenheimer Total Return Fund, Inc.
Oppenheimer Intermediate Municipal Fund Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund     Oppenheimer World Bond Fund
Oppenheimer International Growth Fund   Limited-Term New York Municipal Fund
Oppenheimer     International     Small Rochester Fund Municipals
Company Fund

and the following money market funds:

Centennial America Fund, L. P.          Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
Centennial Government Trust             Oppenheimer Cash Reserves
Centennial Money Market Trust           Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      [_]  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. ____ The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class

            A contingent deferred sales charge,

(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and

(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
            (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the Plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the Plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      [_] Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the share holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      [_] Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the value of some of the portfolio securities may change on those days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      n Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

         o Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

         o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the

               Board of Trustees, or

(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

         o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

         o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued,

(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

         o  The  following   securities   are  valued  at  cost,   adjusted  for
amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

         o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares.

Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares  purchased  subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Sending Redemption Proceeds by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and

(3) conform to the requirements of the plan and the Fund's other redemption requirements.

     Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

      o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.

      o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.

      o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401 (k) plans.

      o Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange of Class M shares. No other exchanges may be made to Class M shares.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      [_]  How  Exchanges  Affect  Contingent   Deferred  Sales  Charges.  No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they intend to exchange.

      [_] Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      [_] Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investor must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      [_] Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

      Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers,  brokers and other
financial   institutions  that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial. Independent Auditors. Deloitte & Touche, LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
 Independent Auditors' Report

--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Equity Income Fund as of August

31,

1998, the related statement of operations for the year then ended, the statements of changes in net assets for the two-year period then ended, and the financial highlights for the period July 1, 1993, to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund at August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Denver, Colorado
September 22, 1998

 Financials

--------------------------------------------------------------------------------



                        12 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Investments  August 31, 1998

--------------------------------------------------------------------------------


                                                                    Market Value
                                                        Shares        See Note 1

================================================================================
Common Stocks--49.7%

--------------------------------------------------------------------------------
Basic Materials--2.3%

--------------------------------------------------------------------------------
Chemicals--0.9%

Betzdearborn, Inc.                                   200,000      $
12,300,000
--------------------------------------------------------------------------------
Dexter Corp.                                         500,000
12,375,000

--------------------------------------------------------------------------------
Lyondell Chemical Co.                                396,160
8,542,200

--------------

33,217,200

--------------------------------------------------------------------------------
Metals--0.2%

Reynolds Metals Co.                                  131,200
6,289,400

--------------------------------------------------------------------------------
Paper--1.2%

Sonoco Products Co.                                  660,000
16,912,500

--------------------------------------------------------------------------------
Stone Container Corp.(1)                             259,740
2,711,036

--------------------------------------------------------------------------------
Union Camp Corp.                                     200,000
7,412,500

--------------------------------------------------------------------------------
Westvaco Corp.                                       375,000
7,875,000

--------------------------------------------------------------------------------
Weyerhaeuser Co.                                     250,000
9,390,625

--------------

44,301,661

--------------------------------------------------------------------------------
Consumer Cyclicals--2.6%

--------------------------------------------------------------------------------
Autos & Housing--0.6%

Ford Motor Co.                                       100,000
4,400,000

--------------------------------------------------------------------------------
Snap-On, Inc.                                        675,000
17,718,750

--------------

22,118,750

--------------------------------------------------------------------------------
Media--0.9%

Dun & Bradstreet Corp. (New)                         900,000
21,150,000

--------------------------------------------------------------------------------
Hollinger International, Inc.                        736,000
10,304,000

--------------------------------------------------------------------------------
R.H. Donnelley Corp.                                 160,000
2,110,000

--------------

33,564,000

--------------------------------------------------------------------------------
Retail: General--1.1%

Family Dollar Stores, Inc.                         1,400,000
17,762,500

--------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                              183,300
9,084,806

--------------------------------------------------------------------------------
Sears Roebuck & Co.                                  300,000
13,631,250

--------------

40,478,556

                        13 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)

--------------------------------------------------------------------------------


                                                                    Market Value
                                                        Shares        See Note 1

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--8.6%

--------------------------------------------------------------------------------
Food--0.8%

SUPERVALU, Inc.                                    1,400,000      $
28,437,500
--------------------------------------------------------------------------------
Healthcare/Drugs--2.3%

American Home Products Corp.                         300,000
15,037,500

--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                             300,000
29,362,500

--------------------------------------------------------------------------------
Merck & Co., Inc.                                    250,000
28,984,375

--------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                             250,000
10,390,625

--------------

83,775,000

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.8%

Hillenbrand Industries, Inc.                         300,000
16,068,750

--------------------------------------------------------------------------------
United States Surgical Corp.                         300,000
11,981,250

--------------

28,050,000

--------------------------------------------------------------------------------
Household Goods--0.8%

Fort James Corp.                                     644,420
18,768,733

--------------------------------------------------------------------------------
Newell Co.                                           200,000
9,550,000

--------------

28,318,733

--------------------------------------------------------------------------------
Tobacco--3.9%

Philip Morris Cos., Inc.                           2,000,000
83,125,000

--------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                         2,200,000
47,712,500

--------------------------------------------------------------------------------
UST, Inc.                                            400,000
10,450,000

--------------

141,287,500

--------------------------------------------------------------------------------
Energy--2.1%

--------------------------------------------------------------------------------
Oil-Integrated--2.1%

Enron Corp.                                          425,000
17,982,813

--------------------------------------------------------------------------------
Mobil Corp.                                          100,000
6,912,500

--------------------------------------------------------------------------------
Occidental Petroleum Corp.                           878,734
16,256,579

--------------------------------------------------------------------------------
Phillips Petroleum Co.                               200,000
8,162,500

--------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                 100,000
3,975,000

--------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                      400,000
9,250,000

--------------------------------------------------------------------------------
Unocal Corp.                                         200,000
6,262,500

--------------------------------------------------------------------------------
USX-Marathon Group                                   300,000
7,800,000

--------------

76,601,892

                        14 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                    Market Value
                                                        Shares        See Note 1

--------------------------------------------------------------------------------
Financial--26.8%

--------------------------------------------------------------------------------
Banks--19.1%

Banc One Corp.                                       800,000      $
30,400,000
--------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                   1,300,000
31,443,750

--------------------------------------------------------------------------------
BankAmerica Corp.                                  1,100,000
70,468,750

--------------------------------------------------------------------------------
BankBoston Corp.                                     850,000
30,334,375

--------------------------------------------------------------------------------
Bankers Trust Corp.                                  100,000
7,431,250

--------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                        1,600,000
84,800,000

--------------------------------------------------------------------------------
Citicorp                                             525,000
56,765,625

--------------------------------------------------------------------------------
Crestar Financial Corp.                              550,000
27,775,000

--------------------------------------------------------------------------------
First Chicago NBD Corp.                              550,000
34,856,250

--------------------------------------------------------------------------------
First Union Corp.                                  2,000,000
97,000,000

--------------------------------------------------------------------------------
Fleet Financial Group, Inc.                          350,000
22,946,875

--------------------------------------------------------------------------------
Greenpoint Financial Corp.                           450,000
11,334,375

--------------------------------------------------------------------------------
KeyCorp                                              750,000
19,125,000

--------------------------------------------------------------------------------
Mellon Bank Corp.                                    700,000
36,400,000

--------------------------------------------------------------------------------
National City Corp.                                  425,000
24,968,750

--------------------------------------------------------------------------------
NationsBank Corp.                                    475,000
27,075,000

--------------------------------------------------------------------------------
PNC Bank Corp.                                       301,600
12,968,800

--------------------------------------------------------------------------------
Sovereign Bancorp, Inc.                              262,216
3,195,758

--------------------------------------------------------------------------------
Summit Bancorp                                       700,000
23,887,500

--------------------------------------------------------------------------------
Union Planters Corp.                                 387,440
15,594,460

--------------------------------------------------------------------------------
Washington Mutual, Inc.                              750,000
24,000,000

--------------

692,771,518

--------------------------------------------------------------------------------
Diversified Financial--3.0%

American Express Co.                                 500,000
39,000,000

--------------------------------------------------------------------------------
Anthracite Capital, Inc.                             600,000
5,812,500

--------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                 78,625
4,648,703
--------------------------------------------------------------------------------
Capital One Financial Corp.                          300,000
26,250,000

--------------------------------------------------------------------------------
Household International, Inc.                        766,650
28,318,134

--------------------------------------------------------------------------------
Imperial Credit Commercial Mortgage Investment Corp  500,000
4,500,000

--------------

108,529,337

--------------------------------------------------------------------------------
Insurance--4.2%

Allstate Corp.                                     1,000,000
37,500,000

--------------------------------------------------------------------------------
American General Corp.                               700,000
44,975,000

--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.              300,000
13,425,000

--------------------------------------------------------------------------------
IPC Holdings Ltd.                                    359,500
8,942,563

--------------------------------------------------------------------------------
Reliance Group Holdings, Inc.                      2,141,500
27,036,438

--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                  700,000
21,393,750

--------------

153,272,751

                        15 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)

--------------------------------------------------------------------------------


                                                                    Market Value
                                                         Shares       See Note 1

--------------------------------------------------------------------------------
Real Estate Investment Trusts--0.5%

FBR Asset Investment Corp.(2)(3)                     500,000      $
7,250,000
--------------------------------------------------------------------------------
Horizon Group Properties, Inc.(1)                     30,000
105,000

--------------------------------------------------------------------------------
Prime Retail, Inc.                                   600,000
5,625,000

--------------------------------------------------------------------------------
Wilshire Real Estate Investment Trust, Inc.          330,000
4,455,000

--------------

17,435,000

--------------------------------------------------------------------------------
Industrial--2.0%

--------------------------------------------------------------------------------
Electrical Equipment--0.5%

AMP, Inc.                                            500,000
17,843,750

--------------------------------------------------------------------------------
Industrial Services--0.6%

--------------------------------------------------------------------------------
Browning-Ferris Industries, Inc.                     225,000
7,312,500

--------------------------------------------------------------------------------
H&R Block, Inc.                                      400,000
15,650,000

--------------

22,962,500

--------------------------------------------------------------------------------
Manufacturing--0.9%

Cooper Industries, Inc.                              163,333
6,951,861

--------------------------------------------------------------------------------
Pall Corp.                                           400,000
8,200,000

--------------------------------------------------------------------------------
Tenneco, Inc. (New)                                  500,000
15,843,750

--------------

30,995,611

--------------------------------------------------------------------------------
Utilities--5.3%

--------------------------------------------------------------------------------
Electric Utilities--3.7%

Allegheny Energy, Inc.                               300,000
7,987,500

--------------------------------------------------------------------------------
Central & South West Corp.                           500,000
13,062,500

--------------------------------------------------------------------------------
FirstEnergy Corp.                                    400,000
11,550,000

--------------------------------------------------------------------------------
Florida Progress Corp.                               500,000
21,093,750

--------------------------------------------------------------------------------
Illinova Corp.                                       700,000
18,068,750

--------------------------------------------------------------------------------
New Century Energies, Inc.                           200,000
9,225,000

--------------------------------------------------------------------------------
Potomac Electric Power Co.                           400,000
9,800,000

--------------------------------------------------------------------------------
SCANA Corp.                                          300,000
9,206,250

--------------------------------------------------------------------------------
Texas Utilities Co.                                  500,000
21,250,000

--------------------------------------------------------------------------------
Unicom Corp.                                         300,000
10,687,500

--------------

131,931,250

--------------------------------------------------------------------------------
Telephone Utilities--1.6%

GTE Corp.                                            550,000
27,500,000

--------------------------------------------------------------------------------
Portugal Telecom SA, Sponsored ADR                    75,700
3,146,281

--------------------------------------------------------------------------------
SBC Communications, Inc.                             700,000
26,600,000

--------------------------------------------------------------------------------

57,246,281

--------------
Total Common Stocks (Cost $1,176,067,467)
1,799,428,190

                        16 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Market Value

Shares     See Note 1

========================================================================================================

Preferred Stocks--4.4%

--------------------------------------------------------------------------------------------------------
American Heritage Life Investment Corp., 8.50% Cv.
Preferred                      35,000  $    2,047,500

--------------------------------------------------------------------------------------------------------
Armco, Inc., $3.625 Cv.

Cum                                                      200,000
8,550,000

--------------------------------------------------------------------------------------------------------
Banco Commercial Portuguese International Bank Ltd.,
8% Cv. Preferred Stock, Series

A                                                 165,400      16,540,000
--------------------------------------------------------------------------------------------------------
California Federal Preferred Capital Corp., 9.125% Non-Cum
Exchangeable Preferred, Series A,
Non-Vtg                                         55,000       1,454,063

--------------------------------------------------------------------------------------------------------
Chiquita Brands International, Inc., $3.75 Cv., Series
B                         180,000       8,730,000

--------------------------------------------------------------------------------------------------------
Dollar General Corp., 8.50% Cv. Preferred

Stock                                  451,800      14,457,600
--------------------------------------------------------------------------------------------------------
Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated
Preferred

Securities(4)
250,000      10,187,500

--------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 9% Gtd. Nts.,
12/1/06(2)             1,600,000       1,608,000

--------------------------------------------------------------------------------------------------------
Golden State Bancorp, 8.75% Cv. Preferred Stock, Series
A                        162,500       8,287,500

--------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 7.25% Cv. Cum. Jr. Preferred,
Non-Vtg.(4)(5)            53,723       5,969,968

--------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 8.25% Cv. Preferred Redeemable
Increased Dividend Equity

Securities                                           1,450,000      11,146,875
--------------------------------------------------------------------------------------------------------
National  Australia  Bank Ltd.,  ExCaps  (each ExCap  consists of $25  principal amount of 7.875% Perpetual  Capital Security and a purchase  contract  entitling the holder to exchange ExCaps for ordinary shares of the bank)(6) 590,000 ______
16,003,750

--------------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cv. Preferred
Stock(1)(4)                        244,000      13,999,500

--------------------------------------------------------------------------------------------------------
PLC Capital Trust II, 6.50% Cv. Cum. Preferred Redeemable
Income Dividend Enhanced
Securities                                               56,500

3,121,625

--------------------------------------------------------------------------------------------------------
St. George Bank, ADR $1.35 Cv. Structured Yield Product
Exchangeable for Common Stock of St. George Bank,
ADR(1)(2)                       96,000       4,416,000

--------------------------------------------------------------------------------------------------------
Texas Utilities Co., 9.25% Cv. Preferred Redeemable
Increased Dividend Equity

Securities                                             176,500       9,277,281
--------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., $4.625 Cv. Cum. Preferred
Stock(1)(4)                200,000      11,100,000

--------------------------------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Term Income
Deferrable Equity Securities,

Non-Vtg.(1)                                        131,400       5,863,725
--------------------------------------------------------------------------------------------------------
WBK Trust, 6% Structured Yield Product Exchangeable
for Stock of WestPac Bank Corp.,

11/15/00                                        205,000       5,125,000

--------------
Total Preferred Stocks (Cost

$156,437,127)                                                   157,885,887

                        17 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)

--------------------------------------------------------------------------------


Market Value

Shares     See Note 1

=================================================================================================

Other Securities--3.1%

-------------------------------------------------------------------------------------------------
American General Delaware LLC, $3.00 Cv. Monthly
Income Preferred Securities, Series A

75,000    $    6,150,000
-------------------------------------------------------------------------------------------------
Corning Delaware LP, 6% Cv. Monthly Income Preferred Securities
150,000         7,200,000

-------------------------------------------------------------------------------------------------
Enron Corp., 6.25% Cv. Automatic Common Exchangeable Securities,
Redeemable into Enron Oil & Gas Co. Common Stock

270,000         3,864,375

-------------------------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common Exchange Securities,
Exchangeable for Time Warner, Inc. Common Stock, 7/1/00

175,800        12,569,700

-------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8% Cv. Preferred Redeemable
Increased Dividend Equity Securities

50,000         1,787,500

-------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8.75% Cv. Preferred Redeemable
Increased Dividend Equity Securities

135,000         2,438,437

-------------------------------------------------------------------------------------------------
MediaOne Group, Inc., 7.625% Cv. Debt Exchangeable
for Common Stock

415,000        17,793,125

-------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6% Cv. Structured Yield
Product Exchangeable for Common Stock of

Cox Communications, Inc., 6/1/99
300,000        10,650,000

-------------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income
Preferred Securities, Non-Vtg.(4)

200,000        10,325,000

-------------------------------------------------------------------------------------------------
Premier Parks, Inc., 7.50% Cum. Cv. Premium Income
Equity Securities, Non-Vtg

499,000        19,710,500

-------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 7.625% Cv. Preferred,
Debt Exchangeable for Common Stock of Financial Security

Assurance Holdings Ltd., 5/15/99
460,000        18,917,500

--------------
Total Other Securities (Cost

$95,619,625)                                             111,406,137


                                                                            Face
                                                                       Amount(7)

=================================================================================================

U.S. Government Obligations--14.6%

-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.94%, 5/15/21(8)
$700,000,000      200,649,400

-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 7.20%, 8/15/08(8)
150,000,000       89,549,850

-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 7.20%, 8/15/20(8)
800,000,000      238,468,800

--------------
Total U.S. Government Obligations (Cost
$391,442,076)                                 528,668,050

=================================================================================================
Foreign Government Obligations--1.5%

-------------------------------------------------------------------------------------------------
Argentina (Republic of) Bonds, Series L, 6.625%, 3/31/05(9)
6,175,000         4,191,281

-------------------------------------------------------------------------------------------------
Canada (Government of) Bonds, 7.50%, 9/1/00CAD
19,460,000        12,845,331

-------------------------------------------------------------------------------------------------
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(4)
9,000,000         6,907,500

-------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc. Bonds, 6.45%, 12/23/23(9)
1,250,000           903,125

-------------------------------------------------------------------------------------------------
New South Wales State Bank Bonds, 9.25%, 2/18/03AUD
9,900,000         6,249,442

-------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts., 8%, 8/14/01AUD
33,650,000        20,242,885

-------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10ZAR
27,500,000         2,930,555

-------------------------------------------------------------------------------------------------
South Australia (Government of) Bonds, 9%, 9/23/02AUD
3,000,000         1,869,092

--------------
Total Foreign Government Obligations (Cost
$69,521,544)                                56,139,211


                        18 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Face          Market Value

Amount(7)     See Note 1

==================================================================================================

Non-Convertible Corporate Bonds and Notes--2.9%

--------------------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts., 12/15/06
$3,000,000   $    3,007,500

--------------------------------------------------------------------------------------------------
Auburn Hills Trust, 11.74% Gtd. Exchangeable Certificates, 5/1/20(9)
5,000,000        8,279,665

--------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07
2,500,000        2,787,500

--------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04
4,350,000        4,632,750

--------------------------------------------------------------------------------------------------
Calpine Corp., 8.75% Sr. Nts., 7/15/07
875,000          879,375

--------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125% Sr. Unsec. Nts., 4/15/06
2,400,000        1,956,000

--------------------------------------------------------------------------------------------------
Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01
6,000,000        6,330,000

--------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05
6,350,000        6,318,250

--------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub. Debs., 4/1/23
2,000,000        2,130,000

--------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11
6,000,000        6,630,000

--------------------------------------------------------------------------------------------------
Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., Series B, 6/15/06(2)
5,000,000        4,950,000

--------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc., 10.625% Sr. Sub. Nts., 10/1/03
6,190,000        6,793,525

--------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Gtd. Sr. Nts., 12/15/01
3,000,000        3,045,000

--------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9.25% Gtd. Sr
Sub. Nts., 2/1/06

5,000,000        5,025,000

--------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09
3,000,000        2,857,500

--------------------------------------------------------------------------------------------------
Lenfest Communications, Inc., 8.375% Sr. Unsec. Nts., 11/1/05
6,000,000        6,270,000

--------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07
2,000,000        1,870,000

--------------------------------------------------------------------------------------------------
Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03(2)
9,000,000        9,292,500

--------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07
2,000,000        1,985,000

--------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(2)
1,984,872        1,421,665

--------------------------------------------------------------------------------------------------
Viacom International, Inc., 10.25% Sr. Sub. Nts., 9/15/01
12,000,000       13,204,968

--------------------------------------------------------------------------------------------------
WorldCom, Inc., 9.375% Sr. Nts., 1/15/04(2)
3,343,000        3,678,597

--------------
Total Non-Convertible Corporate Bonds and Notes (Cost
$96,917,070)                     103,344,795

==================================================================================================
Convertible Corporate Bonds and Notes--2.3%

--------------------------------------------------------------------------------------------------
ALZA Corp., 5% Cv. Sub. Debs., 5/1/06
10,000,000       11,800,000

--------------------------------------------------------------------------------------------------
Apple Computer, Inc., 6% Cv. Sub. Nts., 6/1/01
10,500,000       12,862,500

--------------------------------------------------------------------------------------------------
Cirrus Logic, Inc., 6% Cv. Sub. Nts., 12/15/03(4)
11,000,000        7,493,750

--------------------------------------------------------------------------------------------------
Inco Ltd., 5.75% Cv. Debs., 7/1/04
9,700,000        8,245,000

--------------------------------------------------------------------------------------------------
Inco Ltd., 7.75% Cv. Debs., 3/15/16
9,800,000        8,807,750

--------------------------------------------------------------------------------------------------
Integrated Device Technology, Inc., 5.50% Cv. Sub. Nts., 6/1/02
7,000,000        5,372,500

--------------------------------------------------------------------------------------------------
Mutual Risk Management Ltd., Zero Coupon
Exchangeable Sub. Debs., 5.25%, 10/30/15(4)(8)

19,500,000       12,918,750

--------------------------------------------------------------------------------------------------
Oryx Energy Co., 7.50% Cv. Sub. Debs., 5/15/14
7,000,000        6,746,250

--------------------------------------------------------------------------------------------------
VLSI Technology, Inc., 8.25% Cv. Sub. Nts., 10/1/05
10,100,000        9,405,625

--------------
Total Convertible Corporate Bonds and Notes (Cost
$77,954,401)                          83,652,125


                        19 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)

--------------------------------------------------------------------------------


Face            Market Value

Amount(7)       See Note 1

======================================================================================================

Structured Instruments--0.4%

------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 5/31/02 (representing a basket of reference loans and a total return swap between

Chase Manhattan Bank and the Trust)(2)(10)                              $
7,681,000     $    7,681,000

------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 7.44%, 4/28/02
(representing a basket of reference loans and a total return swap between Chase Manhattan Bank and the Trust)(2)(9)
7,319,000          7,484,168

--------------
Total Structured Instruments (Cost

$15,485,088)                                             15,165,168

======================================================================================================
Short-Term Notes--14.5%(11)

------------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.50%, 10/2/98
50,000,000         49,763,194

------------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.51%, 9/23/98
50,000,000         49,831,639

------------------------------------------------------------------------------------------------------
Baxter International, Inc., 5.55%, 9/3/98
30,000,000         29,990,750

------------------------------------------------------------------------------------------------------
Baxter International, Inc., 5.56%, 9/8/98
30,000,000         29,967,567

------------------------------------------------------------------------------------------------------
CIESCO, LP, 5.52%, 10/5/98
50,000,000         49,739,333

------------------------------------------------------------------------------------------------------
CIT Group Holdings, Inc., 5.53%, 9/2/98
50,000,000         49,992,319

------------------------------------------------------------------------------------------------------
Countrywide Home Loans, 5.54%, 9/28/98
25,000,000         24,895,938

------------------------------------------------------------------------------------------------------
Countrywide Home Loans, 5.58%, 9/2/98
26,000,000         25,995,970

------------------------------------------------------------------------------------------------------
First Data Corp., 5.52%, 9/22/98
40,000,000         39,871,200

------------------------------------------------------------------------------------------------------
First Data Corp., 5.52%, 9/8/98
50,000,000         49,946,333

------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.53%, 9/24/98
50,000,000         49,823,347

------------------------------------------------------------------------------------------------------
Norwest Corp., 5.51%, 10/8/98
50,000,000         49,716,847

------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.52%, 9/14/98
25,000,000         24,950,167

--------------
Total Short-Term Notes (Cost

$524,484,604)                                                 524,484,604

======================================================================================================
Repurchase Agreements--7.0%

------------------------------------------------------------------------------------------------------
Repurchase  agreement with First Chicago Capital Markets,  5.75%, dated 8/31/98, to be repurchased at $253,340,458  on 9/1/98,  collateralized  by U.S.  Treasury
Bonds, 7.625%-13.125%,  5/15/01-11/15/22, with a value of $244,798,746, and U.S.
Treasury Nts.,  5.50%-6.50%,  1/31/03-10/15/06,with a value of $14,033,919 (Cost
$253,300,000) 253,300,000 253,300,000

------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,857,229,002)
100.4%     3,633,474,167

------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other

Assets                                          (0.4)       (14,232,174)

-----------     --------------
Net Assets
100.0%    $3,619,241,993

===========     ==============

                        20 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 1998. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 1998, amounts to $7,250,000. Transactions during the period in which the issuer was an affiliate are as follows:


                            Shares                              Shares
                            August 31,  Gross       Gross       August 31,

Dividend

                            1997        Additions   Reductions  1998

Income

------------------------------------------------------------------------------------


FBR Asset Investment Corp.  --          500,000     --          500,000
$275,000

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $78,901,968 or 2.18% of the Fund's net assets as of August 31, 1998.

5. Interest or dividend is paid-in-kind.

6. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

7. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD--Australian Dollar
CAD--Canadian Dollar
ZAR--South African Rand

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9. Represents the current interest rate for a variable rate security.

10. When-issued security to be delivered and settled after August 31,1998.

11. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

                        21 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  August 31, 1998

--------------------------------------------------------------------------------


================================================================================
Assets

Investments, at value--see accompanying statement:

Unaffiliated companies (cost $2,847,229,002)
$3,626,224,167
Affiliated companies (cost $10,000,000)

7,250,000

--------------------------------------------------------------------------------
Receivables:
Interest and dividends

10,201,018

Shares of beneficial interest sold
5,021,164

--------------------------------------------------------------------------------
Other
102,998

--------------
Total assets
3,648,799,347

================================================================================
Liabilities
Bank overdraft

2,683,739

--------------------------------------------------------------------------------
Payables and other liabilities:

Investments purchased
17,811,783

Shares of beneficial interest redeemed 6,450,657 Distribution and service plan fees 1,338,174 Transfer and shareholder servicing agent fees 586,335 Shareholder reports 425,446 Custodian fees 60,267 Other 200,953

--------------
Total liabilities
29,557,354

================================================================================
Net Assets
$3,619,241,993

==============
================================================================================
Composition of Net Assets
Paid-in capital

$2,618,657,524

--------------------------------------------------------------------------------
Undistributed net investment income
24,389,841

--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions
200,032,683

--------------------------------------------------------------------------------
Net unrealized appreciation on investments
776,161,945

--------------
Net assets
$3,619,241,993

==============


                        22 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,889,472,020 and 210,161,974 shares of beneficial interest outstanding) $13.75 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $14.59

--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $634,775,074 and 46,558,894 shares of beneficial interest outstanding) $13.63

--------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $94,994,899 and 6,969,876 shares of beneficial interest outstanding) $13.63

See accompanying Notes to Financial Statements.

                        23 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended August 31, 1998

--------------------------------------------------------------------------------




=======================================================================================
Investment Income

Interest                                                                  $
88,135,493

---------------------------------------------------------------------------------------
Dividends:

Unaffiliated companies (net of foreign withholding taxes of $144,403)

69,819,505

Affiliated

companies                                                            275,000

-------------
Total income
158,229,998

=======================================================================================
Expenses
Management fees--Note 4

19,364,160

---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:

Class A

6,047,155

Class B

5,744,260

Class

C
769,244

---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4
3,984,343

---------------------------------------------------------------------------------------
Shareholder

reports                                                             885,703

---------------------------------------------------------------------------------------
Registration and filing

fees                                                    277,086

---------------------------------------------------------------------------------------
Custodian fees and

expenses                                                     147,571

---------------------------------------------------------------------------------------
Legal, auditing and other professional
fees                                      82,493

---------------------------------------------------------------------------------------
Trustees' fees and

expenses                                                      70,611

---------------------------------------------------------------------------------------
Insurance

expenses                                                               29,675

---------------------------------------------------------------------------------------
Other
60,430

-------------
Total expenses
37,462,731

=======================================================================================
Net Investment Income
120,767,267

=======================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investments
235,576,019

Foreign currency transactions

(3,519,103)

-------------
Net realized gain
232,056,916

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:

Investments

(168,879,300)

Translation of assets and liabilities denominated in foreign currencies
(7,659,603)

-------------
Net change

(176,538,903)

-------------
Net realized and unrealized gain
55,518,013

=======================================================================================
Net Increase in Net Assets Resulting from Operations                      $
176,285,280

=============

See accompanying Notes to Financial Statements.

                        24 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                          Year Ended August

31,

                                                          1998

1997

===========================================================================================


Operations

Net investment income                                     $  120,767,267   $
108,795,712
-----------------------------------------------------------------------------------------
Net realized gain                                            232,056,916
156,172,442

-----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation       (176,538,903)
524,310,151

                                                          --------------
--------------
Net increase in net assets resulting from operations         176,285,280
789,278,305

=========================================================================================
Dividends  and  Distributions  to  Shareholders  Dividends  from net  investment income:

Class A                                                      (99,500,973)

(90,387,132)

Class B

(13,977,579)      (9,876,167)

Class C

(1,859,540)        (666,754)

-----------------------------------------------------------------------------------------
Distributions from net realized gain:

Class A                                                     (154,035,012)

(74,843,781)

Class B

(26,561,696)      (9,970,652)

Class C

(3,223,836)        (386,132)

=========================================================================================
Beneficial  Interest  Transactions  Net  increase in net assets  resulting  from beneficial interest transactions--Note 2:

Class A

253,723,804       85,811,376

Class B

234,393,363       99,076,120

Class C
52,477,300       36,069,145

=========================================================================================
Net Assets

Total increase                                               417,721,111
824,104,328

-----------------------------------------------------------------------------------------
Beginning of period                                        3,201,520,882
2,377,416,554

                                                          --------------
--------------
End of period (including undistributed net investment

income of $24,389,841 and $18,883,337, respectively)      $3,619,241,993
$3,201,520,882
                                                          ==============
==============

See accompanying Notes to Financial Statements.

                        25 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Financial Highlights

--------------------------------------------------------------------------------


                                              Class

A

----------------------------------------------------

                                              Year Ended August

31,            Year Ended June 30,

                                              1998      1997

1996(2)      1996       1995
==================================================================================================


Per Share Operating Data

Net asset value, beginning of period          $14.12    $11.36
$11.39       $10.25     $9.44
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income                            .50       .47
 .09          .50       .50
Net realized and unrealized gain (loss)          .41      3.17
(.12)        1.36       .92
                                              ------    ------
------       ------    ------
Total income (loss) from investment

operations                                       .91      3.64
(.03)        1.86      1.42

--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.49)     (.48)

--         (.48)     (.48)
Dividends in excess of net investment

income                                            --        --
--           --        --
Distributions from net realized gain            (.79)     (.40)
--         (.24)     (.13)
Distributions in excess of net realized gain      --        --
--           --        --
                                              ------    ------
------       ------    ------
Total dividends and distributions

to shareholders                                (1.28)     (.88)
--         (.72)     (.61)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                $13.75    $14.12
$11.36       $11.39    $10.25
                                              ======    ======
======       ======    ======
==================================================================================================
Total Return, at Net Asset Value(4)             6.17%    33.39%
(0.26)%      18.61%    15.66%

==================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)       $2,889    $2,722
$2,110       $2,141    $1,893

--------------------------------------------------------------------------------------------------
Average net assets (in millions)              $3,072    $2,446
$2,109       $2,054    $1,798
--------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income                           3.47%     3.97%
3.28%(5)     4.51%     5.15%
Expenses                                        0.87%     0.88%
0.94%(5)     0.89%     0.96%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                      18.1%     23.7%
13.5%        42.9%     45.7%

1. For the period from  November 1, 1995  (inception  of  offering)  to June 30,
1996.

2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from August 17, 1993 (inception of offering) to June 30, 1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

                        26 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                         Class B

-----------------------------------------------------------

                                                         Year Ended August

31,            Year Ended June 30,

                                               1994      1998      1997
1996(2)      1996       1995     1994(3)
====================================================================================================================


Per Share Operating Data

Net asset value, beginning of period           $10.01    $14.01    $11.29
$11.33       $10.21     $9.40    $10.22
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income                             .47       .39
 .37       .07          .41       .43       .36
Net realized and unrealized gain (loss)          (.39)      .40
3.13      (.11)        1.35       .91      (.58)
                                               ------    ------    ------
------       ------    ------    ------
Total income (loss) from investment

operations                                        .08       .79
3.50      (.04)        1.76      1.34      (.22)

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.47)     (.38)
(.38)       --         (.40)     (.40)     (.42)
Dividends in excess of net investment
income                                           (.01)       --
--        --           --        --      (.01)
Distributions from net realized gain             (.12)     (.79)
(.40)       --         (.24)     (.13)     (.12)
Distributions in excess of net realized gain     (.05)       --
--        --           --        --      (.05)
                                               ------    ------    ------
------       ------    ------    ------
Total dividends and distributions

to shareholders                                  (.65)    (1.17)
(.78)       --         (.64)     (.53)     (.60)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $9.44    $13.63    $14.01
$11.29       $11.33    $10.21     $9.40
                                               ======    ======    ======
======       ======    ======    ======
====================================================================================================================
Total Return, at Net Asset Value(4)              0.65%     5.32%    32.17%
(0.35)%      17.58%    14.87%    (2.35)%

====================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)        $1,773      $635
$431      $260         $252      $161       $88

--------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)               $1,832      $575
$344      $255         $208      $122       $47
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income                            4.72%     2.68%
3.16%     2.48%(5)     3.68%     4.34%     3.99%(5)
Expenses                                         0.90%     1.67%
1.69%     1.76%(5)     1.72%     1.79%     1.82%(5)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       30.4%     18.1%
23.7%     13.5%        42.9%     45.7%     30.4%

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $572,000,878 and $670,953,766, respectively.

                        27 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)

--------------------------------------------------------------------------------


                                                     Class C

---------------------------------------

Period

Ended

                                                     Year Ended August

31,            June 30,

                                                     1998      1997

1996(2)      1996(1)

============================================================================================


Per Share Operating Data

Net asset value, beginning of period                 $14.02    $11.30
$11.35       $10.76
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income                                   .39       .40
 .07          .28
Net realized and unrealized gain (loss)                 .40      3.12
(.12)         .88

                                                     ------    ------
------       ------
Total income (loss) from investment operations          .79      3.52
(.05)        1.16

--------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:

Dividends from net investment income                   (.39)     (.40)
--         (.33)
Dividends in excess of net investment income             --        --
--           --
Distributions from net realized gain                   (.79)     (.40)
--         (.24)
Distributions in excess of net realized gain             --        --
--           --
                                                     ------    ------
------       ------
Total dividends and distribution to shareholders      (1.18)     (.80)
--         (.57)

--------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.63    $14.02
$11.30       $11.35
                                                     ======    ======
======       ======
============================================================================================
Total Return, at Net Asset Value(4)                    5.30%    32.31%
(0.44)%      10.50%

============================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                 $95       $48
$7           $6
--------------------------------------------------------------------------------------------
Average net assets (in millions)                        $77       $25
$7           $3
--------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income                                  2.68%     3.15%
2.55%(5)     3.53%(5)
Expenses                                               1.67%     1.69%
1.79%(5)     1.81%(5)

--------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                             18.1%     23.7%
13.5%        42.9%

1. For the period from  November 1, 1995  (inception  of  offering)  to June 30,
1996.

2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from August 17, 1993 (inception of offering) to June 30, 1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $572,000,878 and $670,953,766, respectively.

See accompanying Notes to Financial Statements.

                        28 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements

--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. Its secondary objective is to conserve principal while providing an opportunity for capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                        29 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)

--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are

recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect an increase in undistributed net investment income of $77,329, a decrease in paid-in capital of $1,648,429, and an increase in accumulated realized gain on investments of $1,571,100.

                        30 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                             Year Ended August 31, 1998   Year Ended August

31, 1997

                             --------------------------
--------------------------
                             Shares        Amount         Shares        Amount

------------------------------------------------------------------------------------

Class A:

Sold                          28,301,749   $425,894,349    22,312,307
$286,390,507

Dividends and distributions

reinvested                    16,366,250    238,084,133    12,636,963
155,744,291
Redeemed                     (27,270,231)  (410,254,678)  (27,925,816)
(356,323,422)

                             -----------   ------------   -----------
------------
Net increase                  17,397,768   $253,723,804     7,023,454
$85,811,376
                             ===========   ============   ===========
============

------------------------------------------------------------------------------------
Class B:

Sold                          17,875,704   $267,182,429     9,869,512
$126,478,575

Dividends and distributions

reinvested                     2,649,899     38,263,417     1,509,887
18,517,384
Redeemed                      (4,755,561)   (71,052,483)   (3,589,063)
(45,919,839)

                             -----------   ------------   -----------
------------
Net increase                  15,770,042   $234,393,363     7,790,336
$99,076,120
                             ===========   ============   ===========
============

------------------------------------------------------------------------------------
Class C:

Sold                           4,117,941    $61,626,191     3,032,244
$39,122,283

Dividends and distributions

reinvested                       342,326      4,949,150        81,260
1,020,485
Redeemed                        (941,057)   (14,098,041)     (315,866)
(4,073,623)

                             -----------   ------------   -----------
------------
Net increase                   3,519,210    $52,477,300     2,797,638
$36,069,145
                             ===========   ============   ===========
============

                        31 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)

--------------------------------------------------------------------------------


================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1998, net unrealized appreciation on investments of $776,245,165 was composed of gross appreciation of $890,740,506, and gross depreciation of $114,495,341.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets, 0.70% of the next $100 million,

0.65%

of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of average annual net assets in excess of $500 million.

            For the year ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $8,057,145, of which

$2,429,799

was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $8,780,583 and $551,784, respectively, of which $779,103 and $37,137, respectively, was paid to an affiliated broker/dealer. During the year ended August 31, 1998, OFDI received contingent deferred sales charges of $631,183 and $23,959, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1998, OFDI paid $436,769 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                        32 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI paid $85,448 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $4,717,686 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $15,529,526 for Class B.

            The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI paid $4,936 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $535,009 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $1,178,202 for Class C.

                        33 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)

--------------------------------------------------------------------------------


================================================================================
5. Illiquid and Restricted Securities

At August 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at August 31, 1998, was $47,781,930, which represents 1.32% of the Fund's net assets.

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended
August

31, 1998.

                        34 Oppenheimer Equity Income Fund

                                   Appendix A

------------------------------------------------------------------------------
      RATINGS DEFINITIONS

------------------------------------------------------------------------------

Below are ____ summaries of the rating ____ definitions ____ used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.

------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Rating Services

------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch IBCA, Inc.

------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations and
are  extremely  speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default  risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

------------------------------------------------------------------------------
Duff & Phelps Credit Rating Co. Ratings

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:

D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:

D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation.

Nevertheless, timely payment is expected.

Non-Investment Grade:

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:

D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                   Appendix B

------------------------------------------------------------------------------
                            Industry Classifications

------------------------------------------------------------------------------


Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

               C-1B-1

             Appendix C

   OppenheimerFunds Special Sales
  Charge Arrangements and Waivers


      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.


      Not all  waivers  apply to all  funds.  For    example,    waivers
relating  to  Retirement  Plans do not  apply to  Oppenheimer  municipal  funds,
because  shares of those  funds are not   available  for  purchase  by or on
behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under

         Sections  401(a)  or 401(k)
         of  the  Internal   Revenue

         Code,

(2)    non-qualified        deferred
         compensation plans,


(3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts
(6)    Individual         Retirement

         Accounts          ("IRAs"),
         including       traditional
         IRAs, Roth IRAs,  SEP-IRAs,
         SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and  special  arrangements  may  be  amended  or  terminated  at any  time  by a
particular fund, the Distributor, and/or OppenheimerFunds,   Inc. (referred
to in this document as the "Manager").


Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------

1.    Certain  waivers also apply to
   Class M.  shares  of  Oppenheimer
   Convertible Securities Fund.


2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings _____ accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the ______ fiduciary ______ or administrator purchasing the shares for the benefit of participants in the plan.

3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association ____ or ____ other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are ____ eligible ____ to participate in) ____ the ____ plan purchase Class A shares of an Oppenheimer fund or ____ funds through a single investment dealer, broker ____ or ____ other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. ____ The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or ____ funds through a single investment dealer, broker ____ or ____ other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.


     I. Applicability of Class A
 Contingent Deferred Sales Charges in


            Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).


     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:

1 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.


o Purchases of Class A shares


         aggregating  $1  million or  more.


o Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:


(1)   buys shares  costing  $500,000 or more, or


(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or


(3)   certifies  to the  Distributor that  it   projects   to
            have     annual     plan purchases   of  $200,000
            or more.

o Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

(1)   through  a   broker,   dealer, bank    or    registered investment adviser
      that has made  special arrangements   with  the Distributor   for  those
            purchases, or

(2)  by a direct rollover of a distribution from a qualified Retirement
     Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

o Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

     (1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").

     (2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

     (3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

o Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

          II. Waivers of Class A Sales Charges of Oppenheimer Funds

          A. Waivers of Initial and Contingent Deferred Sales Charges


for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):

      The     Manager     or     its
         affiliates.

      Present or former  officers,  directors,  trustees and employees (and
         their   "immediate   families")  of  the  Fund,  the  Manager  and  its
         affiliates,   and retirement  plans  established by them for their
         employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's  siblings,  aunts,  uncles,  nieces  and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

      Registered    management   investment  companies,   or  separate
         accounts   of  insurance  companies  having an  agreement  with the
         Manager or the Distributor for that purpose.

          Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

          Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

          Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

          Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

          "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

          Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

          Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

          Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
      A unit  investment  trust that

         has    entered    into   an
         appropriate  agreement with

         the Distributor.
      Dealers,  brokers,  banks,  or

         registered    investment  advisers  that  have  entered  into an
         agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

          Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.


     A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

     A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.


B.    Waivers   of    Initial    and
Contingent  Deferred  Sales  Charges


in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):

     Shares  issued  in  plans  of  reorganization,   such  as  mergers,   asset
acquisitions and exchange offers, to which the Fund is a party.

     Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.


     Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.


     Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.

     Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.


C.    Waivers   of   the   Class   A


Contingent   Deferred  Sales  Charge
for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:


     To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.

     Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund


     Prospectus). For distributions from

     Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established. (2) To return excess contributions.

(3) To return contributions made due to a mistake of fact.


(4) Hardship withdrawals, as defined in the plan.2

2 This provision does not apply to IRAs.

(5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6) To meet the minimum distribution requirements of the Internal Revenue Code.


(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal


            Revenue Code.
(8)   For loans to  participants  or


            beneficiaries.
(9)   Separation from service.3

3 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.



         (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made _____ special arrangements with the Distributor.


         (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.


     For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan. For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


 III. Waivers of Class B and Class
C Sales Charges of Oppenheimer Funds


The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.


A.   Waivers  for   Redemptions   in
Certain Cases.


The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus. Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.


Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver. Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts
of  clients  of  financial   institutions  that  have  entered  into  a  special
arrangement with the Distributor for this purpose.


     o Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.

o Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:

(1)  Following  the death or  disability  (as defined in the  Internal
     Revenue Code) of the  participant or  beneficiary.  The death or disability
     must  occur  after  the   participant's   account  was  established  in  an
     Oppenheimer fund.

(2)   To return excess contributions made to a participant's account.

(3)   To return contributions made due to a mistake of fact.

(4)   To make hardship withdrawals, as defined in the plan.4

4 This provision does not apply to IRAs.

(5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6)   To meet the  minimum  distribution  requirements  of the  Internal
          Revenue Code.

(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

(8)      For loans to participants or beneficiaries.5

5 This provision does not apply to loans from 403(b)(7) custodial plans.

(9) On account of the participant's separation from service.6

6 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered. (13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).

B.   Waivers   for  Shares  Sold  or
Issued in Certain Transactions.


The contingent   deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      Shares sold to the Manager or its affiliates.

Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. Shares issued in plans of reorganization to which the Fund is a party.

IV.     Special     Sales     Charge
Arrangements   for  Shareholders  of
Certain  Oppenheimer  Funds Who Were
Shareholders  of  Former  Quest  for
Value Funds


The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.

Those funds include:


  Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small Cap Value

                                      Fund

  Oppenheimer  Quest  Balanced  Value Oppenheimer Quest Global Value Fund
  Fund
  Oppenheimer    Quest    Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S.  Government Income Quest  for  Value  New York  Tax-Exempt
Fund                                    Fund
Quest  for  Value  Investment   Quality Quest  for  Value  National  Tax-Exempt
Income Fund                             Fund
Quest for Value Global Income Fund      Quest for Value  California  Tax-Exempt

                                      Fund


      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.


A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.


--------------------------------------------------------------------------------

                        Initial Sales       Initial Sales

 Number of Eligible   Charge as a % of    Charge as a % of    Commission as %

Employees or Members   Offering Price    Net Amount Invested of Offering Price


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      Shareholders who were  shareholders of the AMA Family of Funds on February
         28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.


B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.


      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

      withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

      redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

      withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and

      liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


       V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment


                                 Accounts, Inc.


The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account          Connecticut   Mutual   Total   Return
                                           Account

Connecticut  Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                    Account
Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account


A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      n Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former

         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

    Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      n Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1)
      anypurchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

(4)      employee  benefit  plans  sponsored  by  Connecticut  Mutual  Financial
         Services,   L.L.C.  ("CMFS"),  the  prior  distributor  of  the  Former
         Connecticut Mutual Funds, and its affiliated companies;

(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;

(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;

(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

(8)
      in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

 VI. Special Reduced Sales Charge for Former Shareholders of Advance America

                                   Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

   VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer

                           Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

o     the Manager and its affiliates,

o present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

o registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,

o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

o employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

o dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

o dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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Oppenheimer Capital Income Fund

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Internet Web Site:

      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor

      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent

      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217-5270

      1-800-525-7048

Custodian Bank

      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors

      Deloitte & Touche LLP
      555 Seventeenth Street, Suite 3600
      Denver, Colorado 80202-3942

Legal Counsel

      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

67890

PX300.1298(Rev. 5/99)